UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 18, 2003

                           MICROFINANCIAL INCORPORATED
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                 (State or other jurisdiction of incorporation)


                   1-14771                          04-2962824
           --------------------------------------------------------------
           (Commission file number)   (IRS Employer Identification Number)


                       10-M Commerce Way, Woburn, MA 01801
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-994-4800
        ----------------------------------------------------------------


                      950 Winter Street, Waltham, MA 02154
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
         ------------

     Pursuant  to  Form  8-K,   General   Instructions  F,   Registrant   hereby
incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                    Exhibit               Exhibit Title
                    -------               -------------
                    Exhibit 99            Press Release dated March 18, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICROFINANCIAL INCORPORATED
                                   Registrant


                                   By:/s/James Jackson
                                      ------------------------------------------
                                      James Jackson
                                      Vice President and Chief Financial Officer

Dated: March 18, 2003